Supplement dated Nov. 19, 2003*-- to the Prospectuses dated May 1, 2003

American  Express  Retirement  Advisor   Advantage(R)Variable   Annuity/American
Express Retirement Advisor Select(R)Variable Annuity S-6410 C (5/03)

American  Express  Retirement  Advisor   Advantage(R)Variable   Annuity/American
Express Retirement Advisor Select(R)Variable Annuity S-6406 F (5/03)

American Express Retirement Advisor Advantage(R)Variable Annuity - Band 3 S-6407 D (5/03)

The Variable Account and the Funds

Effective Dec. 5, 2003, subject to shareholder approval, Evergreen VA Capital Growth Fund - Class 2 will merge into the Evergreen VA Growth and Income Fund - Class 2 (the surviving Fund).

The investment adviser to the surviving fund is Evergreen Investment Management Company, LLC. The investment objectives and policies of the surviving fund are described below:

---------------------------- ----------------------------------------------------------------------------------
Investing In                 Investment Objectives and Policies
---------------------------- ----------------------------------------------------------------------------------
Evergreen VA Growth and      Objective: capital growth in the value of its shares and current income. Invests
Income Fund -  Class 2       in primarily common stocks of medium- to large-sized U.S. companies whose market capitalizations at time of purchase fall within the
                             range tracked by the Russell 1000(R) Index.
---------------------------- ----------------------------------------------------------------------------------

The investment managers and advisers cannot guarantee that the fund will meet its investment objectives. Please read the fund's prospectus for facts you should know before investing. This prospectus is available by contacting us at
(800) 862-7919.

Here is some important information about the surviving fund's fees and expenses:

Total annual operating expenses

(Before  fee  waivers  and/or  expense  reimbursements,   if  applicable,  as  a
percentage of average daily net assets)

                                                  Management fees         12b-1 fees       Other expenses           Total

Evergreen Variable Annuity Trust
   Evergreen VA Growth and Income Fund - Class 2     .75%                     .25%               .18%              1.18%(1)

(1) The Total ratio of expenses to average net assets excludes expense reductions and fee waivers. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The fund's investment advisor may cease these waivers or reimbursement at any time. With fee waivers and expense reimbursement, "Other expenses" and "Gross total annual expenses" would be 0.08% and 1.13%.



THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6406-23 A (11/03)
* Valid until April 30, 2004